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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)    June 7, 2005
                                                     ---------------------------

                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                811-02144                                36-0767530
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        (Commission File Number)              (IRS Employer Identification No.)

ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                              10020
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(Address of Principal Executive Offices)                            (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL
YEAR

     On June 7, 2005, the Board of Directors of BKF Capital Group, Inc., a Delaware corporation, adopted an amendment to BKF's bylaws to provide that the holders of shares of BKF's common stock entitled to at least 25% of the voting power of BKF can require BKF to call a special meeting of stockholders. The bylaw amendment also provides that this amended provision may only be repealed, modified or amended by the stockholders. This bylaw amendment was effective upon adoption by the Board.

     A copy of the bylaw amendment is filed as an exhibit to this Current Report on Form 8-K.

ITEM 8.01. OTHER EVENTS

     On June 8, 2005, BKF issued a press release announcing that its Board of Directors has adopted several corporate governance changes relating to takeover defenses. These changes included the adoption of the bylaw amendment described above, the approval of the redemption of all of the outstanding rights under BKF's rights plan and a modification to the Board of Directors' original board declassification proposal for BKF's 2005 annual meeting of stockholders to make the declassification effective immediately upon stockholder approval so that all directors will stand for election to one-year terms at the next annual meeting and to eliminate the supermajority vote requirement for removal of directors.

     In addition, BKF announced that it had postponed the date of its annual meeting, which was originally scheduled for June 9, 2005. The annual meeting will now be held on June 23, 2005, at 8:00 a.m. (local time), at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York.

     A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS

Exhibit    Description
-------    -----------
3.1        Amendment to the Bylaws of BKF Capital Group, Inc. adopted on
           June 7, 2005

99.1       Press Release, dated June 8, 2005

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 8, 2005

                             BKF CAPITAL GROUP, INC.

                             By:  /s/ Norris Nissim
                                 -------------------------------
                                  Name:   Norris Nissim
                                  Title:  Vice President, General Counsel and
                                          Secretary
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                               INDEX TO EXHIBITS

Exhibit    Description
-------    -----------
3.1        Amendment to the Bylaws of BKF Capital Group, Inc. adopted on
           June 7, 2005

99.1       Press Release, dated June 8, 2005